Exhibit 32.1

Certification of the Principal Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, G. Gordon Greenwood, hereby certify that 18 U.S.C. Section 1350, as adopted pursuant to (i) the Form 10-QSB of Weststar Financial Services Corporation (the “Company”) for the quarter ended September 30, 2004 (the “Report”), as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company on the dates and for the periods presented therein.

Date: November 4, 2004	By:	/s/ G. Gordon Greenwood ——————————————— G. Gordon Greenwood President and Chief Executive Officer

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